UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2007

                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)

         California                     0-49892                  61-1407606
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


            1899 W. March Lane                                   95207
           Stockton, California
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (209) 870-3214




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                  Description
--------------------    --------------------------------------------------------
99.1                    Press Release dated April 19, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Pacific State Bancorp
                                                 (Registrant)


Date:  April 20, 2007                            By: /s/ JO ANNE ROBERTS
                                                     ---------------------------
                                                     Jo Anne Roberts
                                                     Chief Financial Officer